                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    EACH PERSON WHOSE INDIVIDUAL SIGNATURE APPEARS BELOW HEREBY AUTHORIZES AND APPOINTS PETER H. JACKSON AND DONALD M. FREED, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION AND FULL POWER TO ACT WITHOUT THE OTHER, AS HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT TO ACT IN HIS NAME, PLACE AND STEAD AND TO EXECUTE IN THE NAME AND ON BEHALF OF EACH PERSON, INDIVIDUALLY AND IN EACH CAPACITY STATED BELOW, AND TO FILE, ANY AND ALL AMENDMENTS TO THIS REGISTRATION STATEMENT, INCLUDING ANY AND ALL POST-EFFECTIVE AMENDMENTS AND AMENDMENTS THERETO AND ANY REGISTRATION STATEMENT RELATING TO THE SAME OFFERING AS THIS REGISTRATION STATEMENT THAT IS TO BE EFFECTIVE UPON FILING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING, RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED BELOW.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------
                                President, Chief Executive
     /s/ PETER H. JACKSON         Officer and Director
------------------------------    (Principal Executive      December 18, 1998
      (PETER H. JACKSON)          Officer)

                                Executive Vice President
     /s/ DONALD M. FREED          and Chief Financial
------------------------------    Officer (Principal        December 18, 1998
      (DONALD M. FREED)           Financial Officer)

     /s/ LAURENCE M. BAER
------------------------------  Director                    December 17, 1998
      (LAURENCE M. BAER)

      /s/ JOHN V. BALEN
------------------------------  Director                    December 17, 1998
       (JOHN V. BALEN)

     /s/ MARY ANN BYRNES
------------------------------  Director                    December 17, 1998
      (MARY ANN BYRNES)

  /s/ CHARLES G. DAVIS, JR.
------------------------------  Director                    December 17, 1998
   (CHARLES G. DAVIS, JR.)

     /s/ MARK B. HOFFMAN
------------------------------  Director                    December 17, 1998
      (MARK B. HOFFMAN)

    /s/ RONALD E. F. CODD
------------------------------  Director                    February 18, 1999
     (RONALD E. F. CODD)